                             [Trustee Letterhead]



                                         September 16, 1996


                                         Re:  Sandia Corporation Savings and
                                         Security Plan; Sandia Corporation
                                         Savings and Income Plan


Dear Plan Participant:

          Lockheed Martin Corporation ("Lockheed Martin") is offering each of the holders of record of its common stock the opportunity to exchange all or a portion of each Lockheed Martin share held by the stockholder for a specified number of shares of common stock of Martin Marietta Materials, Inc. up to a maximum number (the "Exchange Offer"). In cases where the Lockheed Martin shares are held by one of the employee benefit plans listed above, the plan trustee is the holder of record of the Lockheed Martin common stock for purposes of responding to the Exchange Offer. Nonetheless, participants in the plans listed above may direct the plan trustee on the decision as to whether to exchange Lockheed Martin shares allocated to the participant's plan account.

          This letter and the enclosed materials are being sent to all participants in the plans listed above, regardless of whether any portion of a participant's account balance is attributable to Lockheed Martin common stock. This is being done to assure that all participants have an opportunity to direct the Trustee as to a response to the Exchange Offer. However, if no portion of your account balance currently is attributable to Lockheed Martin common stock and you do not intend to invest any portion of your account in Lockheed Martin stock by October 11, 1996, you do not need to take any actions with regard to the Exchange Offer or this package.

          The attached materials have been prepared by Lockheed Martin and describe the Exchange Offer and the procedures plan participants should follow in responding to the Exchange Offer. The materials contain important information including the following:

  . Offering Circular/Prospectus - This document has been provided to all holders of record of Lockheed Martin common stock.

  . Questions and Answers - This document also has been provided to all holders of record of Lockheed Martin common stock.

  . Explanation of Procedures Concerning Exchange of Lockheed Martin Corporation Common Stock for Martin Marietta Materials, Inc. Common Stock ("Plan Exchange Procedures") - This document describes the special procedures applicable to responses for plan participants.

  . Participant Instruction Card - This is the card on which you may direct the plan trustee confidentially as to how to respond to the Exchange Offer with respect to Lockheed Martin shares attributable to your plan account.

  . Self-addressed stamped envelope - This envelope should be used for return of your Participant Instruction Card.

          All of the enclosed documents should be read in their entirety prior to making a decision regarding how to respond to the Exchange Offer. Neither Lockheed Martin, Sandia Corporation, their Boards of Directors nor the Plan Trustee makes any recommendation whether to tender or to refrain from tendering LMC shares in the Exchange Offer.

          Please note that the Offering Circular/Prospectus and the Exchange Procedures differ on the procedures for responding to the Exchange Offer. This is because, as noted above, the Offering Circular/Prospectus is directed to the record holder of the common stock (in this case, the plan trustee) rather than the plan participants. The Exchange Procedures, on the other hand, are specifically directed to plan participants and are the exclusive means for plan participants to respond to the Exchange Offer. Plan participants should follow
                                               -------------------------------
the procedures set forth in the Exchange Procedures and not the procedures in
- -----------------------------------------------------------------------------
the Offering Circular/Prospectus.  In particular,
- --------------------------------

  . You should indicate your response to the Exchange Offer for Lockheed Martin shares attributable to your plan accouunt on the enclosed Participant Instruction Card and not on the Letter of Transmittal sent to other shareholders.

  .  An original signed and properly completed instruction card must be received
                                                                ----
     by the plan trustee at the address on the enclosed self-addressed stamped envelope by midnight on October 11, 1996 (unless a later deadline is announced for the Exchange Offer).

  .  You must return an original signed and properly completed Participant
     ---------------------------------------------------------------------
     Instruction Card even if you do not want to exchange any of the shares
     ----------------------------------------------------------------------
     attributable to your plan account; if the trustee does not receive an
     ---------------------------------
     original signed and properly completed card, no shares attributable to your plan account will be exchanged for shares of Martin Marietta Materials, Inc.

          If you hold shares directly as a shareholder in addition to the shares held through one of the plans listed above, you will also receive, under separate cover, Exchange Offer materials which can be used to exchange those shares directly with Lockheed Martin. Those Exchange Offer materials may not be used to direct the Trustee to tender or not tender Lockheed Martin shares attributable to your plan account. Directions regarding your plan account may only be given on a Participant Instruction Card submitted in accordance with the Plan Exchange Procedures.

          The Exchange Procedures contain telephone numbers you may call should you have any questions concerning the Exchange Offer.

          Your instructions are confidential and will not be disclosed to members of Lockheed Martin or Sandia Corporation management. PLEASE REMEMBER TO RETURN YOUR PARTICIPANT INSTRUCTION CARD BY OCTOBER 11, 1996 TO THE ADDRESS LISTED ON THE RETURN ENVELOPE.

                                              [Trustee Name]

                             [Trustee Letterhead]



                                                              September 16, 1996



                                         Re:  List of U.S.
                                         Trust Plan Names

Dear Plan Participant:

          Lockheed Martin Corporation ("Lockheed Martin") is offering each of the holders of record of its common stock the opportunity to exchange all or a portion of each Lockheed Martin share held by the stockholder for a specified number of shares of common stock of Martin Marietta Materials, Inc. up to a maximum number (the "Exchange Offer"). In cases where the Lockheed Martin shares are held by one of the employee benefit plans listed above, the plan trustee is the holder of record of the Lockheed Martin Common stock for purposes of responding to the Exchange Offer. Nonetheless, participants in the plans listed above may direct the plan trustee on the decision as to whether to exchange Lockheed Martin shares allocated to the participant's plan account.

          The attached materials have been prepared by Lockheed Martin and describe the Exchange Offer and the procedures plan participants should follow in responding to the Exchange Offer. The materials contain important information including the following:

  . Offering Circular/Prospectus - This document has been provided to all holders of record of Lockheed Martin common stock.

  . Questions and Answers - This document also has been provided to all holders of record of Lockheed Martin common stock.

  . Explanation of Procedures Concerning Exchange of Lockheed Martin Corporation Common Stock for Martin Marietta Materials, Inc. Common Stock ("Plan Exchange Procedures") - This document describes the special procedures applicable to responses for plan participants.

  . Participant Instruction Card - This is the card on which you may direct the plan trustee confidentially as to how to respond to the Exchange Offer with respect to Lockheed Martin shares allocated to your plan account.

  . Self-addressed stamped envelope - This envelope should be used for return of your Participant Instruction Card.

          All of the enclosed documents should be read in their entirety prior to making a decision regarding how to respond to the Exchange Offer. Neither Lockheed Martin, its Board of Directors nor the Plan Trustee makes any recommendation whether to tender or to refrain from tendering LMC shares in the Exchange Offer.

          Please note that the Offering Circular/Prospectus and the Exchange Procedures differ on the procedures for responding to the Exchange Offer. This is because, as noted above, the Offering Circular/Prospectus is directed to the record holder of the common stock (in this case, the plan trustee) rather than the plan participants. The Exchange Procedures, on the other hand, are specifically directed to plan participants and are the exclusive means for plan participants to respond to the Exchange Offer. Plan participants should follow
                                                ------------------------------
the procedures set forth in the Exchange Procedures and not the procedures in
- -----------------------------------------------------------------------------
the Offering Circular/Prospectus.  In particular,
- --------------------------------

  . You should indicate your response to the Exchange Offer for Lockheed Martin shares allocated to your plan account on the enclosed Participant Instruction Card and not on the Letter of Transmittal sent to other shareholders.

  .  An original signed and properly completed instruction card must be received
                                                                ----
     by the plan trustee at the address on the enclosed self-addressed stamped envelope by close of business on October 11, 1996 (unless a later deadline is announced for the Exchange Offer).

  .  You must return an original signed and properly completed Participant
     ---------------------------------------------------------------------
     Instruction Card even if you do not want to exchange any of the shares
     ----------------------------------------------------------------------
     attributable to your plan account; if the trustee does not receive an
     ---------------------------------
     original signed and properly completed card, an independent fiduciary will determine whether or not any of the Lockheed Martin shares allocated to your plan account will be exchanged for shares of Martin Marietta Materials, Inc.

          If you hold shares directly as a shareholder in addition to the shares held through one of the plans listed above, you will also receive, under separate cover, Exchange Offer materials which can be used to exchange those shares directly with Lockheed Martin. Those Exchange Offer materials may not be used to direct the Trustee to tender or not tender Lockheed Martin shares allocated to your plan account. Directions regarding your plan account may only be given on a Participant Instruction Card submitted in accordance with the Plan Exchange Procedures.

          The Exchange Procedures contain telephone numbers you may call should you have any questions concerning the Exchange Offer.

          Your instructions are confidential and will not be disclosed to members of Lockheed Martin management. PLEASE REMEMBER TO RETURN YOUR PARTICIPANT INSTRUCTION CARD BY OCTOBER 11, 1996 TO THE ADDRESS LISTED ON THE RETURN ENVELOPE.

                                    [Trustee Name]

                              [Trustee Letterhead]



                                         September 16, 1996



                                         Re:  Idaho National
                                         Engineering
                                         Laboratory Employee
                                         Investment Plan


Dear Plan Participant:

          Lockheed Martin Corporation ("Lockheed Martin") is offering each of the holders of record of its common stock the opportunity to exchange all or a portion of each Lockheed Martin share held by the stockholder for a specified number of shares of common stock of Martin Marietta Materials, Inc. up to a maximum number (the "Exchange Offer"). In cases where the Lockheed Martin shares are held by an employee benefit plan such as the Idaho National Engineering Laboratory Employee Investment Plan ("Plan"), the plan trustee is the holder of record of the Lockheed Martin Common stock for purposes of responding to the Exchange Offer. Nonetheless, participants in the Plan may direct the plan trustee on the decision as to whether to exchange Lockheed Martin shares allocated to the participant's Plan account.

          This letter and the enclosed materials are being sent to all participants in the plan listed above, regardless of whether any portion of a participant's account balance is attributable to Lockheed Martin common stock. This is being done to assure that all participants have an opportunity to direct the Trustee as to a response to the Exchange Offer. However, if no portion of your account balance currently is attributable to Lockheed Martin common stock and you do not intend to invest any portion of your account in Lockheed Martin stock by September 30, 1996, you do not need to take any actions with regard to the Exchange Offer or this package.

          The attached materials have been prepared by Lockheed Martin and describe the Exchange Offer and the procedures plan participants should follow in responding to the Exchange Offer. The materials contain important information including the following:

  . Offering Circular/Prospectus - This document has been provided to all holders of record of Lockheed Martin common stock.

  . Questions and Answers - This document also has been provided to all holders of record of Lockheed Martin common stock.

  . Explanation of Procedures Concerning Exchange of Lockheed Martin Corporation Common Stock for Martin Marietta Materials, Inc. Common Stock ("Plan Exchange Procedures") - This document describes the special procedures applicable to responses for plan participants.

  . Participant Instruction Card - This is the card on which you may direct the plan trustee confidentially as to how to respond to the Exchange Offer with respect to Lockheed Martin shares attributable to your plan account.

  . Self-addressed stamped envelope - This envelope should be used for return of your Participant Instruction Card.

          All of the enclosed documents should be read in their entirety prior to making a decision regarding how to respond to the Exchange Offer. Neither Lockheed Martin, its subsidiaries, their Boards of Directors nor the Plan Trustee makes any recommendation whether to tender or to refrain from tendering LMC shares in the Exchange Offer.

          Please note that the Offering Circular/Prospectus and the Exchange Procedures differ on the procedures for responding to the Exchange Offer. This is because, as noted above, the Offering Circular/Prospectus is directed to the record holder of the common stock (in this case, the plan trustee) rather than the plan participants. The Exchange Procedures, on the other hand, are specifically directed to plan participants and are the exclusive means for plan participants to respond to the Exchange Offer. Plan participants should follow
                                                ------------------------------
the procedures set forth in the Exchange Procedures and not the procedures in
- -----------------------------------------------------------------------------
the Offering Circular/Prospectus.  In particular,
- --------------------------------

  . You should indicate your response to the Exchange Offer for Lockheed Martin shares attributable to your plan account on the enclosed Participant Instruction Card and not on the Letter of Transmittal sent to other shareholders.

  .  An original signed and properly completed instruction card must be received
                                                                ----
     by the plan trustee at the address on the enclosed self-addressed stamped envelope by close of business on October 11 1996 (unless a later deadline is announced for the Exchange Offer).

  .  You must return an original signed and properly completed Participant
     ---------------------------------------------------------------------
     Instruction Card even if you do not want to exchange any of the shares
     ----------------------------------------------------------------------
     attributable to your plan account; if the trustee does not receive an
     ---------------------------------
     original signed and properly completed card, an independent fiduciary will determine whether or not any of the Lockheed Martin shares attributable to your plan account will be exchanged for shares of Martin Marietta Materials, Inc.

          If you hold shares directly as a shareholder in addition to the shares held through one of the plans listed above, you will also receive, under separate cover, Exchange Offer materials which can be used to exchange those shares directly with Lockheed Martin. Those Exchange Offer materials may not be used to direct the Trustee to tender or not tender Lockheed Martin shares attributable to your plan account. Directions regarding your plan account may only be given on a Participant Instruction Card submitted in accordance with the Plan Exchange Procedures.

          The Exchange Procedures contain telephone numbers you may call should you have any questions concerning the Exchange Offer.

          Your instructions are confidential and will not be disclosed to members of Lockheed Martin management. PLEASE REMEMBER TO RETURN YOUR PARTICIPANT INSTRUCTION CARD BY OCTOBER 11, 1996 TO THE ADDRESS LISTED ON THE RETURN ENVELOPE.

                                    [Trustee Name]

                              [Trustee Letterhead]



                                                          September 16, 1996



                                                          Re:  List of Bankers
                                                          Trust Plan Names


Dear Plan Participant:

          Lockheed Martin Corporation ("Lockheed Martin") is offering each of the holders of record of its common stock the opportunity to exchange all or a portion of each Lockheed Martin share held by the stockholder for a specified number of shares of common stock of Martin Marietta Materials, Inc. up to a maximum number (the "Exchange Offer"). In cases where the Lockheed Martin shares are held by one of the employee benefit plans listed above, the plan trustee is the holder of record of the Lockheed Martin Common stock for purposes of responding to the Exchange Offer. Nonetheless, participants in the plans listed above may direct the plan trustee on the decision as to whether to exchange Lockheed Martin shares allocated to the participant's plan account.

          The attached materials have been prepared by Lockheed Martin and describe the Exchange Offer and the procedures plan participants should follow in responding to the Exchange Offer. The materials contain important information including the following:

  . Offering Circular/Prospectus - This document has been provided to all holders of record of Lockheed Martin common stock.

  . Questions and Answers - This document also has been provided to all holders of record of Lockheed Martin common stock.

  . Explanation of Procedures Concerning Exchange of Lockheed Martin Corporation Common Stock for Martin Marietta Materials, Inc. Common Stock ("Plan Exchange Procedures") - This document describes the special procedures applicable to responses for plan participants.

  . Participant Instruction Card - This is the card on which you may direct the plan trustee confidentially as to how to respond to the Exchange Offer with respect to Lockheed Martin shares allocated to your plan account.

  . Self-addressed stamped envelope - This envelope should be used for return of your Participant Instruction Card.

          All of the enclosed documents should be read in their entirety prior to making a decision regarding how to respond to the Exchange Offer. Neither Lockheed Martin, its Board of Directors nor the Plan Trustee makes any recommendation whether to tender or to refrain from tendering LMC shares in the Exchange Offer.

          Please note that the Offering Circular/Prospectus and the Exchange Procedures differ on the procedures for responding to the Exchange Offer. This is because, as noted above, the Offering Circular/Prospectus is directed to the record holder of the common stock (in this case, the plan trustee) rather than the plan participants. The Exchange Procedures, on the other hand, are specifically directed to plan participants and are the exclusive means for plan participants to respond to the Exchange Offer. Plan participants should follow
                                                ------------------------------
the procedures set forth in the Exchange Procedures and not the procedures in
- -----------------------------------------------------------------------------
the Offering Circular/Prospectus.  In particular,
- --------------------------------

  . You should indicate your response to the Exchange Offer for Lockheed Martin shares allocated to your plan account on the enclosed Participant Instruction Card and not on the Letter of Transmittal sent to other shareholders.

  .  An original signed and properly completed instruction card must be received
                                                                ----
     by the plan trustee at the address on the enclosed self-addressed stamped envelope by close of business on October 11, 1996 (unless a later deadline is announced for the Exchange Offer).

  .  You must return an original signed and properly completed Participant
     ---------------------------------------------------------------------
     Instruction Card even if you do not want to exchange any of the shares
     ----------------------------------------------------------------------
     attributable to your plan account; if the trustee does not receive an
     ---------------------------------
     original signed and properly completed card, an independent fiduciary will determine whether or not any of the Lockheed Martin shares allocated to your plan account will be exchanged for shares of Martin Marietta Materials, Inc.

          If you hold shares directly as a shareholder in addition to the shares held through one of the plans listed above, you will also receive, under separate cover, Exchange Offer materials which can be used to exchange those shares directly with Lockheed Martin. Those Exchange Offer materials may not be used to direct the Trustee to tender or not tender Lockheed Martin shares allocated to your plan account. Directions regarding your plan account may only be given on a Participant Instruction Card submitted in accordance with the Plan Exchange Procedures.

          The Exchange Procedures contain telephone numbers you may call should you have any questions concerning the Exchange Offer.

          Your instructions are confidential and will not be disclosed to members of Lockheed Martin management. PLEASE REMEMBER TO RETURN YOUR PARTICIPANT INSTRUCTION CARD BY OCTOBER 11, 1996 TO THE ADDRESS LISTED ON THE RETURN ENVELOPE.

                                               [Trustee Name]

                              [Trustee Letterhead]



                                               September 16, 1996



                                               Re:  List of MMES
                                               Plan Names


Dear Plan Participant:

          Lockheed Martin Corporation ("Lockheed Martin") is offering each of the holders of record of its common stock the opportunity to exchange all or a portion of each Lockheed Martin share held by the stockholder for a specified number of shares of common stock of Martin Marietta Materials, Inc. up to a maximum number (the "Exchange Offer"). In cases where the Lockheed Martin shares are held by one of the employee benefit plans listed above, the plan trustee is the holder of record of the Lockheed Martin Common stock for purposes of responding to the Exchange Offer. Nonetheless, participants in the plans listed above may direct the plan trustee on the decision as to whether to exchange Lockheed Martin shares allocated to the participant's plan account.

          The attached materials have been prepared by Lockheed Martin and describe the Exchange Offer and the procedures plan participants should follow in responding to the Exchange Offer. The materials contain important information including the following:

  . Offering Circular/Prospectus - This document has been provided to all holders of record of Lockheed Martin common stock.

  . Questions and Answers - This document also has been provided to all holders of record of Lockheed Martin common stock.

  . Explanation of Procedures Concerning Exchange of Lockheed Martin Corporation Common Stock for Martin Marietta Materials, Inc. Common Stock ("Plan Exchange Procedures") - This document describes the special procedures applicable to responses for plan participants.

  . Participant Instruction Card - This is the card on which you may direct the plan trustee confidentially as to how to respond to the Exchange Offer with respect to Lockheed Martin shares allocated to your plan account.

  . Self-addressed stamped envelope - This envelope should be used for return of your Participant Instruction Card.

          All of the enclosed documents should be read in their entirety prior to making a decision regarding how to respond to the Exchange Offer. Neither Lockheed Martin, Lockheed Martin Energy Systems, Inc., their Boards of Directors nor the Plan Trustee makes any recommendation whether to tender or to refrain from tendering LMC shares in the Exchange Offer.

          Please note that the Offering Circular/Prospectus and the Exchange Procedures differ on the procedures for responding to the Exchange Offer. This is because, as noted above, the Offering Circular/Prospectus is directed to the record holder of the common stock (in this case, the plan trustee) rather than the plan participants. The Exchange Procedures, on the other hand, are specifically directed to plan participants and are the exclusive means for plan participants to respond to the Exchange Offer. Plan participants should follow
                                                ------------------------------
the procedures set forth in the Exchange Procedures and not the procedures in
- -----------------------------------------------------------------------------
the Offering Circular/Prospectus.  In particular,
- --------------------------------

  . You should indicate your response to the Exchange Offer for Lockheed Martin shares allocated to your plan account on the enclosed Participant Instruction Card and not on the Letter of Transmittal sent to other shareholders.

  .  An original signed and properly completed instruction card must be received
                                                                ----
     by the plan trustee at the address on the enclosed self-addressed stamped envelope by close of business on October 11, 1996 (unless a later deadline is announced for the Exchange Offer).

  .  You must return an original signed and properly completed Participant
     ---------------------------------------------------------------------
     Instruction Card even if you do not want to exchange any of the shares
     ----------------------------------------------------------------------
     attributable to your plan account; if the trustee does not receive an
     ---------------------------------
     original signed and properly completed card, an independent fiduciary will determine whether or not any of the Lockheed Martin shares allocated to your plan account will be exchanged for shares of Martin Marietta Materials, Inc.

          If you hold shares directly as a shareholder in addition to the shares held through one of the plans listed above, you will also receive, under separate cover, Exchange Offer materials which can be used to exchange those shares directly with Lockheed Martin. Those Exchange Offer materials may not be used to direct the Trustee to tender or not tender Lockheed Martin shares allocated to your plan account. Directions regarding your plan account may only be given on a Participant Instruction Card submitted in accordance with the Plan Exchange Procedures.

          The Exchange Procedures contain telephone numbers you may call should you have any questions concerning the Exchange Offer.

          Your instructions are confidential and will not be disclosed to members of Lockheed Martin management. PLEASE REMEMBER TO RETURN YOUR PARTICIPANT INSTRUCTION CARD BY OCTOBER 11, 1996 TO THE ADDRESS LISTED ON THE RETURN ENVELOPE.

                                            [Trustee Name]

                           [State Street Letterhead]


                                                  September 16, 1996



                                                  Re:  List of MMC Plans


Dear Plan Participant:

          Lockheed Martin Corporation ("Lockheed Martin") is offering each of the holders of record of its common stock the opportunity to exchange all or a portion of each Lockheed Martin share held by the stockholder for a specified number of shares of common stock of Martin Marietta Materials, Inc. up to a maximum number (the "Exchange Offer"). In cases where the Lockheed Martin shares are held by one of the employee benefit plans listed above, the plan trustee is the holder of record of the Lockheed Martin Common stock for purposes of responding to the Exchange Offer. Nonetheless, participants in the plans listed above may direct the plan trustee on the decision as to whether to exchange Lockheed Martin shares allocated to the participant's plan account.

          This letter and the enclosed materials are being sent to all participants in the plans listed above, regardless of whether any portion of a participant's account balance is attributable to Lockheed Martin common stock. This is being done to assure that all participants have an opportunity to direct the Trustee as to a response to the Exchange Offer. However, if no portion of your account balance currently is attributable to Lockheed Martin common stock and you do not intend to invest any portion of your account in Lockheed Martin stock by October 16, 1996, you do not need to take any actions with regard to the Exchange Offer or this package.

          The attached materials have been prepared by Lockheed Martin and describe the Exchange Offer and the procedures plan participants should follow in responding to the Exchange Offer. The materials contain important information including the following:

  . Offering Circular/Prospectus - This document has been provided to all holders of record of Lockheed Martin common stock.

  . Questions and Answers - This document also has been provided to all holders of record of Lockheed Martin common stock.

  . Explanation of Procedures Concerning Exchange of Lockheed Martin Corporation Common Stock for Martin Marietta Materials, Inc. Common Stock ("Plan Exchange Procedures") - This document describes the special procedures applicable to responses for plan participants.

  . Participant Instruction Card - This is the card on which you may direct the plan trustee confidentially as to how to respond to the Exchange Offer with respect to Lockheed Martin shares attributable to your plan account.

  . Self-addressed stamped envelope - This envelope should be used for return of your Participant Instruction Card.

          All of the enclosed documents should be read in their entirety prior to making a decision regarding how to respond to the Exchange Offer. Neither Lockheed Martin, its Board of Directors nor the Plan Trustee makes any recommendation whether to tender or to refrain from tendering LMC shares in the Exchange Offer.

          Please note that the Offering Circular/Prospectus and the Exchange Procedures differ on the procedures for responding to the Exchange Offer. This is because, as noted above, the Offering Circular/Prospectus is directed to the record holder of the common stock (in this case, the plan trustee) rather than the plan participants. The Exchange Procedures, on the other hand, are specifically directed to plan participants and are the exclusive means for plan participants to respond to the Exchange Offer. Plan participants should follow
                                                ------------------------------
the procedures set forth in the Exchange Procedures and not the procedures in
- -----------------------------------------------------------------------------
the Offering Circular/Prospectus.  In particular,
- --------------------------------

  . You should indicate your response to the Exchange Offer for Lockheed Martin shares attributable to your plan account on the enclosed Participant Instruction Card and not on the Letter of Transmittal sent to other shareholders.

  .  An original signed and properly completed instruction card must be received
                                                                ----
     by the plan trustee at the address on the enclosed self-addressed stamped envelope by close of business on October 11, 1996 (unless a later deadline is announced for the Exchange Offer).

  .  You must return an original signed and properly completed Participant
     ---------------------------------------------------------------------
     Instruction Card even if you do not want to exchange any of the shares
     ----------------------------------------------------------------------
     attributable to your plan account; if the trustee does not receive an
     ---------------------------------
     original signed and properly completed card, an independent fiduciary will determine whether or not any of the Lockheed Martin shares attributable to your plan account will be exchanged for shares of Martin Marietta Materials, Inc.

          If you hold shares directly as a shareholder in addition to the shares held through one of the plans listed above, you will also receive, under separate cover, Exchange Offer materials which can be used to exchange those shares directly with Lockheed Martin. Those Exchange Offer materials may not be used to direct the Trustee to tender or not tender Lockheed Martin shares attributable to your plan account. Directions regarding your plan account may only be given on a Participant Instruction Card submitted in accordance with the Plan Exchange Procedures.

          The Exchange Procedures contain telephone numbers you may call should you have any questions concerning the Exchange Offer.

          Your instructions are confidential and will not be disclosed to members of Lockheed Martin management. PLEASE REMEMBER TO RETURN YOUR PARTICIPANT INSTRUCTION CARD BY OCTOBER 11, 1996 TO THE ADDRESS LISTED ON THE RETURN ENVELOPE.

                                                     [Trustee Name]

                             [Trustee Letterhead]



                                        September 16, 1996



                                         Re:  List of Loral
                                         Plan Names


Dear Plan Participant:

          Lockheed Martin Corporation ("Lockheed Martin") is offering each of the holders of record of its common stock the opportunity to exchange all or a portion of each Lockheed Martin share held by the stockholder for a specified number of shares of common stock of Martin Marietta Materials, Inc. up to a maximum number (the "Exchange Offer"). In cases where the Lockheed Martin shares are held by one of the employee benefit plans listed above, the plan trustee is the holder of record of the Lockheed Martin common stock for purposes of responding to the Exchange Offer. Nonetheless, participants in the plans listed above may direct the plan trustee on the decision as to whether to exchange Lockheed Martin shares allocated to the participant's plan account.

          This letter and the enclosed materials are being sent to all participants in the plans listed above, regardless of whether any portion of a participant's account balance is attributable to Lockheed Martin common stock. This is being done to assure that all participants have an opportunity to direct the Trustee as to a response to the Exchange Offer. However, if no portion of your account balance currently is attributable to Lockheed Martin common stock and you do not intend to invest any portion of your account in Lockheed Martin stock by October 11, 1996, you do not need to take any actions with regard to the Exchange Offer or this package.

          The attached materials have been prepared by Lockheed Martin and describe the Exchange Offer and the procedures plan participants should follow in responding to the Exchange Offer. The materials contain important information including the following:

  . Offering Circular/Prospectus - This document has been provided to participants as well as all holders of record of Lockheed Martin common stock.

  . Questions and Answers - This document also has been provided to participants as well as all holders of record of Lockheed Martin common stock.

  . Explanation of Procedures Concerning Exchange of Lockheed Martin Corporation Common Stock for Martin Marietta Materials, Inc. Common Stock ("Plan Exchange Procedures") - This document describes the special procedures applicable to responses for plan participants.

  . Participant Instruction Card - This is the card on which you may direct the plan trustee confidentially as to how to respond to the Exchange Offer with respect to Lockheed Martin shares attributable to your plan account.

  . Self-addressed stamped envelope - This envelope should be used for return of your Participant Instruction Card.

          All of the enclosed documents should be read in their entirety prior to making a decision regarding how to respond to the Exchange Offer. Neither Lockheed Martin, its Board of Directors nor the Plan Trustee makes any recommendation whether to tender or to refrain from tendering LMC shares in the Exchange Offer.

          Please note that the Offering Circular/Prospectus and the Exchange Procedures differ on the procedures for responding to the Exchange Offer. This is because, as noted above, the Offering Circular/Prospectus is directed to the record holder of the common stock (in this case, the plan trustee) rather than the plan participants. The Exchange Procedures, on the other hand, are specifically directed to plan participants and are the exclusive means for plan participants to respond to the Exchange Offer. Plan participants should follow
                                                ------------------------------
the procedures set forth in the Exchange Procedures and not the procedures in
- -----------------------------------------------------------------------------
the Offering Circular/Prospectus.  In particular,
- --------------------------------

  . You should indicate your response to the Exchange Offer for Lockheed Martin shares attributable to your plan account on the enclosed Participant Instruction Card and not on the Letter of Transmittal sent to other shareholders.

  .  An original signed and properly completed instruction card must be received
                                                                ----
     by the plan trustee at the address on the enclosed self-addressed stamped envelope by midnight on October 11, 1996 (unless a later deadline is announced for the Exchange Offer).

  .  You must return an original signed and properly completed Participant
     ---------------------------------------------------------------------
     Instruction Card even if you do not want to exchange any of the shares
     ----------------------------------------------------------------------
     attributable to your plan account; if the trustee does not receive an
     ---------------------------------
     original signed and properly completed card, an independent fiduciary will determine whether or not any of the Lockheed Martin shares attributable to your plan account will be exchanged for shares of Martin Marietta Materials, Inc.

          If you hold shares directly as a shareholder in addition to the shares held through one of the plans listed above, you will also receive, under separate cover, Exchange Offer materials which can be used to exchange those shares directly with Lockheed Martin. Those Exchange Offer materials may not be used to direct the Trustee to tender or not tender Lockheed Martin shares attributable to your plan account. Directions regarding your plan account may only be given on a Participant Instruction Card submitted in accordance with the Plan Exchange Procedures.

          The Exchange Procedures contain telephone numbers you may call should you have any questions concerning the Exchange Offer.

          Your instructions are confidential and will not be disclosed to members of Lockheed Martin management. PLEASE REMEMBER TO RETURN YOUR PARTICIPANT INSTRUCTION CARD BY OCTOBER 11, 1996 TO THE ADDRESS LISTED ON THE RETURN ENVELOPE.

                                    [Trustee Name]



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